UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 19, 2008

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(952) 745-2760

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

TCF Financial Corporation, a Delaware corporation (“TCF”), and TCF Capital I, a statutory trust formed under the laws of the state of Delaware (the “Trust”), closed on August 19, 2008 the public offering of $100,000,000 aggregate liquidation amount of 10.75% Capital Securities, Series I (the “Capital Securities”) and the Trust used the proceeds from such issuance, together with the proceeds of the issuance of the Trust’s common securities to TCF, to purchase $100,010,000 aggregate principal amount of 10.75% Junior Subordinated Notes, Series I (the “Notes”) from TCF. The Capital Securities were sold pursuant to an Underwriting Agreement dated August 13, 2008 by and among TCF, the Trust and RBC Capital Markets Corporation, for itself and as representative of the several underwriters named therein (the “Underwriting Agreement”). TCF and the Trust also granted the underwriters a 30 day over-allotment option to purchase up to an additional $15,000,000 aggregate liquidation amount of the Capital Securities. TCF fully and unconditionally guaranteed payment of the Capital Securities on a subordinated basis and to the extent the Trust has funds available for payment pursuant to a Guarantee Agreement dated August 19, 2008 (the “Guarantee”) between TCF and Wilmington Trust Company (“Wilmington”), as Guarantee Trustee. The terms of the Capital Securities are set forth in the Amended and Restated Trust Agreement dated August 19, 2008 by and among TCF, Wilmington, the Administrative Trustees named therein and the Several Holders named therein (the “Trust Agreement”). The Notes were issued pursuant to an Indenture dated August 19, 2008 by and between TCF and Wilmington as supplemented by the Supplemental Indenture of the same date (the “Supplemental Indenture”). The Capital Securities, the Notes and the Guarantee have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File Nos. 333-152922 and 333-152922-01).

The Underwriting Agreement, the Indenture, the Supplemental Indenture, the Amended and Restated Trust Agreement, the Guarantee and the related forms of securities are included as Exhibits 1.1 and 4.1 — 4.6 hereto and are incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement dated August 13, 2008 by and among TCF Financial Corporation, TCF Capital I and RBC Capital Markets Corporation, for itself and as representative of the several underwriters named therein.

4.1	Indenture dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Trustee.

4.2	Supplemental Indenture dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Trustee.

4.3	Form of 10.75% Junior Subordinated Note, Series I.

4.4

Amended and Restated Trust Agreement of TCF Capital I dated August 19, 2008 by and among TCF Financial Corporation, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein and the Several Holders named therein.

4.5	Form of 10.75% Capital Security, Series I of TCF Capital I.

4.6	Guarantee Agreement dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Guarantee Trustee.

8.1	Legal Opinion of Simpson Thacher & Bartlett LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ William A. Cooper
William A. Cooper, Chairman and Chief Executive Officer

/s/ Thomas F. Jasper
Thomas F. Jasper, Executive Vice President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:    August 19, 2008

EXHIBIT INDEX

Exhibit Number	Description
1.1

Underwriting Agreement dated August 13, 2008 by and among TCF Financial Corporation, TCF Capital I and RBC Capital Markets Corporation, for itself and as representative of the several underwriters named therein.

4.1	Indenture dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Trustee.

4.2	Supplemental Indenture dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Trustee.

4.3	Form of 10.75% Junior Subordinated Note, Series I.

4.4

Amended and Restated Trust Agreement of TCF Capital I dated August 19, 2008 by and among TCF Financial Corporation, as Depositor, Wilmington Trust Company, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, the Administrative Trustees named therein and the Several Holders named therein.

4.5	Form of 10.75% Capital Security, Series I of TCF Capital I.

4.6	Guarantee Agreement dated August 19, 2008 by and between TCF Financial Corporation and Wilmington Trust Company, as Guarantee Trustee.

8.1	Legal Opinion of Simpson Thacher & Bartlett LLP.